GOLDMAN SACHS TRUST

Goldman Sachs Global Managed Beta Fund

Institutional Shares of the Goldman Sachs Global Managed Beta Fund (the “Fund”)

Supplement dated August 23, 2016 to the

Prospectus dated February 26, 2016 (the “Prospectus”)

Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, recently agreed to reduce or limit the Fund’s “other expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.204% of the Fund’s average daily net assets. Accordingly, effective immediately, the Fund’s Prospectus is revised as follows:

The following table replaces the “Annual Fund Operating Expenses” table under the “Goldman Sachs Global Managed Beta Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus:

Institutional
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.40%
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses[2]	0.93%
Fee Waivers and Expense Limitation[3]	(0.49)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Limitation[2]	0.44%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
[3]	The Investment Adviser has agreed to (i) waive all management fees payable by the Fund; (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.204% of the Fund’s average daily net assets; and (iii) reduce or limit “Other Expenses” in an amount equal to any management fee it earns as the investment adviser to any of the affiliated money market funds in which the Fund invests. These arrangements will remain in effect through at least August 23, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following table replaces the table under “Goldman Sachs Global Managed Beta Fund—Summary—Expense Example” section of the Prospectus:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$45	$247	$467	$1,098

The following replaces in its entirety the footnote accompanying the table under the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

The Investment Adviser has agreed to waive all management fees payable by the Fund. The management fee waiver will remain in effect through at least August 23, 2017 and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

The following replaces in its entirety the second-to-last paragraph under the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.204% of the Fund’s average daily net assets and (ii) reduce or limit “Other Expenses” in an amount equal to any management fee it earns as the investment adviser to any of the affiliated money market funds in which the Fund invest. These arrangements will remain in effect through at least August 23, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. These expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

This Supplement should be retained with your Prospectus for future reference.

MGDBETAFEESTK 08-16